UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2018

BUNGE LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-16625	98-0231912
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

50 Main Street White Plains, New York (Address of principal executive offices)	10606 (Zip code)

(914) 684-2800

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01  Other Events

On September 10, 2018, Bunge Limited Finance Corp. (“BLFC”), a 100%-owned finance subsidiary of Bunge Limited, completed the sale and issuance (the “Offering”) of $600 million aggregate principal amount of 4.350% Senior Notes due 2024 (the “Senior Notes”), guaranteed by Bunge Limited, pursuant to an underwriting agreement entered into with HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the underwriters, dated September 4, 2018 (the “Underwriting Agreement”).  The Senior Notes were issued pursuant to an indenture, dated September 10, 2018 (the “Indenture”), by and among BLFC, Bunge Limited and U.S. Bank National Association, as trustee.

The Offering was made pursuant to a shelf registration statement on Form S-3 (Registration No. 333-211218) (the “Registration Statement”) filed by Bunge Limited and BLFC with the Securities and Exchange Commission.  The net proceeds of the offering were approximately $594 million after deducting underwriting commissions and estimated offering expenses.  We intend to use the net proceeds from this offering, together with available cash, to fund the purchase of any and all of BLFC’s $600 million aggregate principal amount of 8.50% Senior Notes due 2019 (the “2019 Notes”) pursuant to a concurrent cash tender offer, including any subsequent redemption of any 2019 Notes that remain outstanding following the completion of the cash tender offer, and to pay any related premium, fees and expenses.

The Underwriting Agreement, the Indenture and the opinion relating to the validity of the Senior Notes and the related guarantee have been filed as Exhibit 1.1, Exhibit 4.1 and Exhibit 5.1, respectively, to this Current Report on Form 8-K and each is incorporated herein by reference.

Bunge issued a press release announcing the pricing of the Offering on September 4, 2018.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.                               Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated September 4, 2018, among Bunge Limited Finance Corp., Bunge Limited, HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc.

4.1	Indenture, dated September 10, 2018, by and among Bunge Limited Finance Corp., Bunge Limited and U.S. Bank National Association (including the form of Senior Note)

5.1	Opinion of Reed Smith LLP as to the validity of the Senior Notes of Bunge Limited Finance Corp. and the related Guarantees by Bunge Limited

99.1	Press Release Announcing the Pricing of the Senior Notes, dated September 4, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2018

BUNGE LIMITED

By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Deputy General Counsel and Secretary